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                                                                   Exhibit 10.53

                               STATE OF NEW YORK
                       NEW YORK STATE DEPARTMENT OF LABOR
                               AMENDMENT NO. 3 TO
                       COMPTROLLER'S CONTRACT NO. C000857
                         WITH APPLIED THEORY CORPORATION

         THIS AGREEMENT is made this 24th day of July, 2002 by and between the People of the State of New York, acting by and through Linda Angello, the Commissioner of Labor, whose office is at the 5th Floor of Building 12, Governor
H. Averell Harriman State Office Building Campus, Albany, New York 12240 (hereinafter referred to as "Labor" or "State") and Applied Theory Corporation, Inc., a corporation authorized to do business in the State of New York, with an office at 224 Harrison Street, Syracuse, N.Y. 13202 (hereinafter referred to as "AppliedTheory" or "Contractor").

                              W I T N E S S E T H:

         WHEREAS, the parties entered into Comptroller's Contract No. C000857 (hereinafter "Contract") approved by the State Comptroller on November 30, 2000, for the provision of Software development and maintenance, Web Hosting and Help Desk services (hereinafter "Software Services"), and

         WHEREAS, the Contract provided tor the Department to spend $19,000,000 for Software Services and to increase additional expenditures in an amount of up to $82,000,000 over a term of five (5) years subject to the periodic extension of funding (hereinafter "Contract Funding") from the United States Department of Labor, and

         WHEREAS, Amendment No. 1 increased the Contract Funding $4,833,407 to provide additional Software Services, and

         WHEREAS, Amendment No 2 increased the Contract Funding $25,540,000 to provide additional Software Services, and

         WHEREAS, the State has received new grants from the United States Department of Labor in an amount of $4,384,994 to continue procuring the Software Services, and

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         WHEREAS, the State is desirous of amending the Contract to effectuate an increase in the Contract Funding and to increase the billable hourly rates in accordance with the terms of the Contract, and

         WHEREAS, the Contractor has notified Labor that on June 13, 2002 it completed the sale of substantially all of its assets used in connection with Managed Web Hosting and Professional Services business, including the sale of this contract, to ClearBlue Technologies Management, Inc. pursuant to an assignment made pursuant to an order of the U.S. Bankruptcy Court for the Southern District of New York dated June 11, 2002 (the "Bankruptcy Court Order") as set forth in a letter dated July 31, 2002, a copy of which is annexed hereto as Exhibit A and incorporated herein; and

         WHEREAS, the ClearBlue Technologies Management, Inc. has requested that Labor consent to assignment of the above mentioned contract to ClearBlue Technologies Management, Inc. and agreed that it will assume all the Contractor's contractual responsibilities; and

         WHEREAS, Labor has no objection to assignment of the above mentioned contract to ClearBlue Technologies Management, Inc.; and

         WHEREAS, the parties wish to amend the agreement to identify the Contractor named therein as ClearBlue Technologies Management, Inc. (hereinafter "Assignee"); and

         WHEREAS, the parties are ready, willing and able to enter into such an amendment (hereinafter "Contract Amendment").

         NOW THEREFORE, in consideration of the mutual undertakings and covenants herein contained the parties agree as follows:

         1. The Contract Funding is hereby increased to permit the Department to spend an additional $4,384,994 for Software Services in accordance with the rates and terms contained in the Contract and

                                     Page 2
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                  the Scope of Services, attached hereto and hereby incorporated by reference.

         2. Pursuant to Article 4. Compensation and Payment Terms of the Contract, the hourly billable rates shall be increased in accordance with the Consumer Price Index for Syracuse, as set forth in Exhibit B, a copy of which is annexed hereto and incorporated herein.

         3. Effective June 13, 2002, the contract is assigned to Assignor and Contractor named therein is hereby changed from Applied Theory Corporation, Inc. to Clear Blue Technologies Management, Inc., with an address of 224 Harrison Street, Syracuse, N.Y. 13202

         4. ClearBlue Technologies Management, Inc.'s agrees to the assumption and performance of all duties, liabilities and obligations under the aforesaid contract subject to the express condition that it shall not operate to discharge any claims, demands or causes of action which Labor heretofore had, has or hereafter may have with Applied Theory under Contact except as provided in the bankruptcy order.

         5. This Agreement shall be deemed executory only to the extent of money available to the State for the performance of the terms hereof and no liability on account thereof shall be incurred by the State of New York beyond moneys available for purpose thereof.

         6. This Agreement shall be governed by the laws of the State of New York.

         7. Appendix A, standard clauses for New York State contracts, attached hereto, is hereby expressly made a part of this Agreement as fully as if set forth at length herein.

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         8.       In all respects not inconsistent with this Contract Amendment, the terms of the Contract as originally entered into shall remain in full force and effect and binding upon the parties hereto.

         9. This Contract Amendment and the Contract, constitute the entire Agreement between the parties hereto and no statement, promise, condition, understanding, inducement or representation, oral or written, expressed or implied, which is not contained herein shall be binding or valid and this Agreement shall not be changed, modified or altered in any manner except by an instrument in writing executed by both parties hereto.

         10. This Contract Amendment shall not be deemed executed, valid or binding unless and until approved in writing by the Attorney General and the State Comptroller.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                               CONTRACT NUMBER C000857

                                               Agency Certification
                                               "In addition to the acceptance of
                                               this contract, I also certify
                                               that original copies of this
                                               signature page will be attached
                                               to all other exact copies of this
                                               contract."

APPLIED THEORY                                 THE PEOPLE OF THE STATE
CORPORATION                                    OF NEW YORK

BY: /s/ Danny Stroud                           By: /s/ Paul D. Danaher
    -------------------                            -----------------------------
TITLE: President & CEO                         TITLE: Principal Accountant (ES)
FEDERAL I.D. NO.:16-1491253                           NYSDOL

CLEARBLUE TECHNOLOGIES                         APPROVED
MANAGEMENT, INC.                               DEPT. OF AUDIT & CONTROL
                                               OCTOBER 25, 2002

By: /s/ Mark Lambourne                         By: /s/ Illegible
    ------------------                             -----------------------------
TITLE: President                                   For The State Comptroller
FEDERAL I.D. NO.: 75-3051663

APPROVED AS TO FORM                            APPROVED
ELIOT SPITZER                                  H. CARL MCCALL
ATTORNEY GENERAL                               STATE COMPTROLLER
September 5, 2002